REGISTRATION RIGHTS AND SHAREHOLDER AGREEMENT

         This REGISTRATION RIGHTS AND SHAREHOLDER AGREEMENT (this "Agreement") is entered into as of July __, 2005 by and among ICOA, Inc., a Nevada corporation (the "Company"), and the investors listed on Schedule I attached hereto (collectively, the "Investors").

                                 R E C I T A L S

         WHEREAS, the Investors (other than Scott Chandler ("Chandler") and Evolve, Adapt Survive, Inc. ("EASI")) have, pursuant to the terms of that certain Agreement and Plan of Merger, dated as of July __, 2005, by and among the Company, ICOA Public Services, Inc. and LinkSpot Networks, Inc. (the "Merger Agreement"), received shares of common stock of the Company (the "Stock");

         WHEREAS, the Investors (other than Chandler and EASI) have agreed to assign the right to receive a certain number of their shares of Stock pursuant to the Merger Agreement to Chandler and EASI in exchange for certain brokerage and investment banking services provided by them through Franklin Court Partners, and the Company has agreed to consent to such assignment;

         WHEREAS, the Investors (other than Chandler and EASI) have agreed for a portion of their shares of Stock to be held in escrow for a period of one (1) year following the closing date of the Merger Agreement to provide a source for the satisfaction of indemnifiable claims that may be asserted by ICOA during such period in accordance with the terms of the Merger Agreement;

         WHEREAS, the Company has agreed to grant the Investors certain registration rights; and

         WHEREAS, the Company and the Investors desire to provide for the registration rights of the Investors, for the assignment of shares of Stock to Chandler and EASI and for the escrow of certain shares of Stock on the terms and subject to the conditions herein set forth.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.        DEFINITIONS

         Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement. As used in this Agreement, the following terms have the respective meanings set forth below:

         "Commission": means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

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

         "Escrow Agreement": means the Escrow Agreement dated as of July __, 2005, by and among the Company, ICOA Public Services, Inc., LinkSpot Networks, Inc. and the Company as escrow agent thereunder.

         "Exchange Act":  means the Securities Exchange Act of 1934, as amended;

         "Holder":  means any holder of Registrable Securities;

         "Permitted Transferee" means (a) in the case of an Investor that is not an individual, an Affiliate of such Investor or any member, partner or stockholder or such Investor, (b) in the case of an Investor that is an individual, any spouse, ancestor, descendant or other member of such Investor's immediate family, and any trust for the benefit of such Persons.

         "Person": means an individual, partnership, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

         "register", "registered" and "registration": means a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

         "Registrable Securities": means those shares of Common Stock issued or issuable pursuant to Article 2 of the Merger Agreement;

         "Registration Expenses": means all expenses incurred by the Company in connection with a registration of Registrable Securities as described in Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

         "Security" and "Securities":  shall have the meanings set forth in
Section 2(1) of the Securities Act;

         "Securities Act":  means the Securities Act of 1933, as amended; and

         "Selling Expenses": means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

SECTION 2.        REGISTRATION RIGHTS

(a) Company Registration. If (i) at any time after one year from the Closing Date the Company shall receive from Holders of a majority or more of the then-outstanding Registrable Securities (the "Initiating Holders") a written request that the Company effect any registration with respect to all or a part of the Registrable Securities (a "Demand Registration") or (ii) at any time after ninety days from the Closing Date the Company shall determine to register any of its equity securities either for its own account or for the account of any Persons other than the Investors who, by virtue of agreements with the Company or otherwise, are entitled to include securities of the Company held by them in any such registration, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities (a "Piggyback Registration"), the Company will promptly (x) in the case of a Demand Registration, file with the Commission as soon as practicable after receipt of the request of the Initiating Holders a registration statement on Form S-1 (or, if available, on Form S-3) covering the resale of the Registrable Securities; and (y) in the case of a Demand or Piggyback Registration, give to all Holders of Registrable Securities written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws), and include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities that are requested in writing to be included therein by the Holders within 20 days following receipt of the Company's notice of such registration.

(b) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 2 shall be borne by the Company, except that all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

(c) Registration Procedures. In the case of each registration effected by the Company pursuant to this Section 2, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

     (i) cause such registration to be declared effective by the Commission at the earliest practicable date and keep such registration effective for a period of 180 days or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs, and promptly file such amendments to the registration statement and prospectus as may be required to comply with the provisions of the Securities Act and the regulations thereunder;

     (ii) furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request;

     (iii) use all commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

     (iv) cause all such  Registrable  Securities  registered  pursuant  to this
Section 2 to be listed on each securities exchange and trading system on which similar securities issued by the Company are then listed;

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

     (v) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

     (vi) notify each Holder of Registrable Securities covered by such registration at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

     (vii) if applicable, enter into an underwriting agreement in customary form with respect to the distribution of the Registrable Securities.

(d) Indemnification.

     (i) The Company will indemnify each of the Holders, as applicable, each of its officers, directors, members and partners (whether retired or currently serving), and each person controlling each of the Holders, with respect to each registration which has been effected pursuant to this Section 2, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(B) any violation by the Company of the Securities Act, the Exchange Act or any applicable state securities laws, or any rule or regulation thereunder applicable to the Company, and will reimburse each of the Holders, each of such Holder's officers, directors, members and partners (whether retired or currently serving), and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to any Holder, to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder that is stated to be specifically for use therein. Any amounts to be paid by the Company to any Holder pursuant to this Section 2(f) shall be so paid by the Company within 30 days after receipt by the Company from such Holder of appropriate documentation evidencing the incurrence by such Holder of any amounts to which it is entitled under this Section 2(f).

     (ii) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, severally and not jointly indemnify the Company, each of its directors and officers and each person who controls the Company against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Holder in writing, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such directors, officers, partners, persons or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold pursuant to such registration as contemplated herein.

     (iii) Each party entitled to indemnification under this Section 2(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

     (iv) If the indemnification provided for in this Section 2(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion (not to exceed an amount equal to the net proceeds to such Indemnifying Party of any securities sold as contemplated herein) as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (v) The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity or contribution agreement shall not inure to the benefit of any Holder if a copy of the Final Prospectus was timely furnished to such Holder and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

(e) Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(f) Information by the Holders.

     (i) Each of the Holders holding securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2.

     (ii) In the event that, either immediately prior to or subsequent to the effectiveness of any registration statement, any Holder shall distribute Registrable Securities to its partners or members (or retired partners or members) or other Affiliates thereof, such Holder shall so advise the Company and provide such information as shall be necessary to permit an amendment to such registration statement to provide information with respect to such partners, members and/or Affiliates, as selling security holders. Promptly following receipt of such information, the Company shall file an appropriate amendment to such registration statement reflecting the information so provided. Any incremental expense to the Company resulting from such amendment shall be borne by the Company.

(g) Rule 144 Reporting.

         With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

     (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144");

     (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (iii) so long as any Holder owns any Registrable Securities, furnish to such Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

(h) Assignment. The registration rights set forth in this Section 2 may be assigned, in whole or in part, only to Permitted Transferees; provided, however, that such Permitted Transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Investor hereunder whereupon such Permitted Transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such Permitted Transferee was originally included in the definition of an Investor herein and had originally been a party hereto.

(i) Termination.

     (i) The registration rights set forth in this Section 2 shall not be available to any Holder if, in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Holder could be sold in any 90-day period pursuant to Rule 144 (without giving effect to the provisions of Rule 144(k)), in which case the Company shall remove all restrictive legends on the certificates representing the Registrable Securities held by such Holder upon the request of such Holder.

     (ii) Notwithstanding anything to the contrary contained herein, this Agreement shall terminate, and its provisions shall have no force or effect, on the second anniversary of the date hereof.

(j) Discontinuance. The Investors agree that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2(c)(vi), the Investors will, to the extent appropriate, discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until their receipt of the copies of the supplemented or amended prospectus that shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in their possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

SECTION 3.        TRANSFER RESTRICTIONS

(a) Until one year from the date hereof, no Investor shall sell, give or transfer any shares of Common Stock other than to its Permitted Transferee in a transaction which qualifies as an exempt transaction under the Securities Act and the rules and regulations promulgated thereunder; provided, however, that such Permitted Transferee shall, as a condition to the effectiveness of such sale, gift or transfer, be required to execute a counterpart to this Agreement, whereupon such Permitted Transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such Permitted Transferee was originally included in the definition of a Investor herein and had originally been a party hereto in the same capacity as the transferor.

SECTION 4.        TRANSFER OF RIGHTS TO SHARES OF STOCK; ESCROW OF SHARES OF
                  STOCK

(a) In consideration of certain brokerage and investment banking services provided by Chandler and EASI through Franklin Court Partners to LinkSpot for the benefit of the Investors (other than Chandler and EASI), each of the Investors (other than Chandler and EASI) does hereby sell, transfer and assign to Chandler and EASI, the right to receive the number of shares of Stock set forth in the columns on Schedule I attached hereto labeled "Shares to Scott Chandler" and "Shares to Evolve, Adapt Survive, Inc.", respectively, and the Company does hereby irrevocably consent to such sale, transfer and assignment.

(b) Subject to the terms and conditions set forth in this Agreement and in
Section 2.6(a) of the Merger Agreement, the Company shall issue to the Investors the number of shares of Stock set forth opposite the name of the respective Investor in the column on Schedule I attached hereto labeled "Balance of Shares to Investor".

(c) Each of the Investors (other than Chandler and EASI) does hereby acknowledge that the Merger Agreement and the Escrow Agreement provide for forty percent (40%) of such Investor's shares of Stock to be held in escrow for a period of one (1) year following the closing of the Merger Agreement to provide a source for the satisfaction of indemnifiable claims that may be asserted by ICOA during such period in accordance with the terms of the Merger Agreement, and that at the end of such period, the shares of Stock held in escrow will be delivered to the Investors (other than Chandler and EASI), less the number of shares of Stock having the value of validated and pending claims, if any, determined in accordance with the Escrow Agreement. Each of the Investors (other than Chandler and EASI) agrees that the number of shares of Stock set forth opposite the name of the respective Investor in the column on Schedule I attached hereto labeled "Shares to Escrow" shall be held pursuant to the terms of the Escrow Agreement.

SECTION 5.        MISCELLANEOUS

(a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Rhode Island (without giving effect to the choice of law principles thereof) which are applicable to contracts made and to be performed entirely within such State.

(b) Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

(c) Notices.

     (i) All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by a nationally recognized overnight courier or by registered or certified mail, postage prepaid:

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

(A) if to an Investor, at the address or facsimile number of such Investor set forth on the signature pages to this Agreement, or at such other address or facsimile number as the Investor may have furnished the Company in writing; and

(B) if to the Company, at ICOA, Inc., 111 Airport Road, Warwick, RI 02889 (Fax:
401-352-2323), marked for the attention of the CFO, with a copy by email to evahlsing@icoacorp.com, or at such other address, facsimile number or email address as the Company may have furnished the Investors in writing, with a copy to Steven M. Harris, 2860 Filbert St., San Francisco, CA 94123 (Fax:
415-440-4535), with a copy by email to sharris@steveharris.net.

     (ii) Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, with written confirmation of receipt, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

(d) Successors and Assigns. Subject to Section 2 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

(e) Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior agreements or understandings with respect to the subject matter hereof among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with, unless otherwise set forth herein) the written consent of the Company and the Investors. Notwithstanding the terms of the immediately preceding sentence or any other provision herein, no such amendment or waiver may: (i) adversely effect the rights or preferences of any Investor in a manner materially different from the other Investors without the prior written consent of such Investor; (ii) increase the potential liabilities or obligations of any Investor without the prior written consent of such Investor; or (iii) increase the indemnity obligations of such Investor or decrease the indemnity protections for such Investor.

(f) Severability. In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement, which shall remain in full force and effect.

(g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                                   ICOA, INC.



                                By:
                                    --------------------------------------------
                                    Richard Schiffmann, President




                                INVESTORS



                                ------------------------------------------------
                                Alan S. Kobran

                                Address:
                                            -----------------------------------

                                            -----------------------------------

                                Fax Number:
                                            -----------------------------------




                                ------------------------------------------------
                                Mark Kaplan

                                Address:
                                            -----------------------------------

                                            -----------------------------------

                                Fax Number:
                                            -----------------------------------


                                ------------------------------------------------
                                John Leahy, Jr.

                                Address:
                                            -----------------------------------

                                Fax Number:
                                            -----------------------------------

                                ------------------------------------------------
                                Holger Opderbeck

                                Address:
                                            -----------------------------------

                                            ------------------------------------

                                Fax Number:
                                            -----------------------------------




                                MADAR, Inc. Pension Plan, Mark Russell, Trustee


                                By:
                                      ------------------------------------------

                                Name:
                                      -----------------------------------

                                Title:
                                      -----------------------------------

                                Address:
                                            -----------------------------------

                                            -----------------------------------

                                Fax Number:
                                            -----------------------------------




                                ------------------------------------------------
                                John M. Toups

                                Address:
                                            -----------------------------------

                                            ------------------------------------

                                Fax Number:
                                            -----------------------------------




                                ------------------------------------------------
                                Wesley O. McGee and Judith W. McGee

                                Address:
                                            -----------------------------------

                                            -----------------------------------

                                Fax Number:
                                            -----------------------------------

                                 -----------------------------------------------
                                 David & Susan Gorin

                                 Address:
                                            -----------------------------------

                                            -----------------------------------

                                 Fax Number:
                                            -----------------------------------




                                 Transaction Network Services, Inc.

                                 By:
                                            -----------------------------------

                                 Name:
                                            -----------------------------------

                                 Title:
                                            -----------------------------------

                                 Address:
                                            -----------------------------------

                                            -----------------------------------

                                 Fax Number:
                                            -----------------------------------




                                 Meritage Private Equity Fund II, L.P


                                 By:
                                            -----------------------------------

                                 Name:
                                            -----------------------------------

                                 Title:
                                            -----------------------------------

                                 Address:
                                            -----------------------------------


                                 Fax Number:
                                            -----------------------------------

                                            -----------------------------------

                                 Meritage Entrepreneurs Fund II, L.P


                                 By:
                                            -----------------------------------

                                 Name:
                                            -----------------------------------

                                 Title:
                                            -----------------------------------

                                 Address:
                                            -----------------------------------

                                            -----------------------------------

                                 Fax Number:
                                            -----------------------------------




                                 BIG Partners VIII, L.P.


                                 By:
                                            -----------------------------------

                                 Name:
                                            -----------------------------------

                                 Title:
                                            -----------------------------------

                                 Address:
                                            -----------------------------------

                                            -----------------------------------

                                 Fax Number:
                                            -----------------------------------




                                 Raymond D. Rice Revocable Declaration of Trust Dated 4/11/96


                                 By:
                                            -----------------------------------

                                 Name:
                                            -----------------------------------

                                 Title:
                                            -----------------------------------

                                 Address:
                                            -----------------------------------

                                            -----------------------------------

                                 Fax Number:
                                            -----------------------------------

                                 -----------------------------------------------
                                 Thomas H. Jones and Diana Foster-Jones,
                                 Joint Tenants

                                 Address:
                                            -----------------------------------

                                            -----------------------------------

                                 Fax Number:
                                            -----------------------------------



                                 Mattbrel LLLP


                                 By:
                                            -----------------------------------

                                 Name:
                                            -----------------------------------

                                 Title:
                                            -----------------------------------

                                 Address:
                                            -----------------------------------

                                            -----------------------------------

                                 Fax Number:
                                            -----------------------------------



                                 -----------------------------------------------
                                 Lauri DeMaso Schwartz and
                                 Sheldon David Schwartz

                                 Address:
                                            -----------------------------------

                                            -----------------------------------

                                 Fax Number:
                                            -----------------------------------



                                 -----------------------------------------------
                                 Jim Dombrouski

                                 Address:
                                            -----------------------------------

                                            -----------------------------------

                                 Fax Number:
                                            -----------------------------------

                                 Ron and Rhonda Rubin

                                 Address:
                                            -----------------------------------

                                            -----------------------------------

                                 Fax Number:
                                            -----------------------------------



                                 -----------------------------------------------
                                 Michael Gurevich

                                 Address:
                                            -----------------------------------

                                            -----------------------------------

                                 Fax Number:
                                            -----------------------------------



                                 -----------------------------------------------
                                 Scott Chandler

                                 Address:
                                            -----------------------------------

                                            -----------------------------------

                                 Fax Number:
                                            -----------------------------------



                                 Evolve, Adapt Survive, Inc.


                                 By:
                                            -----------------------------------

                                 Name:
                                            -----------------------------------

                                 Title:
                                            -----------------------------------

                                 Address:
                                            -----------------------------------



                                 Fax Number:
                                            -----------------------------------

                                   SCHEDULE I

                                    Investors

---------------------------------------------------------------------------------------------------------------------------
                                       Whole Shares                                         Shares to
                                        per Merger                      Shares to Scott   Evolve, Adapt   Balance of Shares
             Investor                    Agreement    Shares to Escrow      Chandler      Survive, Inc.      to Investor
---------------------------------------------------------------------------------------------------------------------------
Alan S. Kobran                             249,276            99,710            5,263            2,770            141,533
---------------------------------------------------------------------------------------------------------------------------
Mark Kaplan                                204,610            81,844            4,320            2,273            116,173
---------------------------------------------------------------------------------------------------------------------------
John Leahy, Jr.                            101,933            40,773            2,152            1,133             57,875
---------------------------------------------------------------------------------------------------------------------------
Holger Opderbeck                            33,786            13,514              713              375             19,184
---------------------------------------------------------------------------------------------------------------------------
MADAR, Inc. Pension Plan, Mark             581,126           232,450           12,268            6,457            329,951
Russell, Trustee
---------------------------------------------------------------------------------------------------------------------------
John M. Toups                              699,784           279,914           14,773            7,775            397,322
---------------------------------------------------------------------------------------------------------------------------
Wesley O. McGee and Judith W.              675,931           270,372           14,270            7,510            383,779
McGee
---------------------------------------------------------------------------------------------------------------------------
David & Susan Gorin                         67,572            27,029            1,427              751             38,365
---------------------------------------------------------------------------------------------------------------------------
Transaction Network Services, Inc.       4,730,102         1,892,041           99,858           52,557          2,685,646
---------------------------------------------------------------------------------------------------------------------------
Meritage Private Equity Fund II,         5,313,425         2,125,370          112,172           59,038          3,016,845
L.P
---------------------------------------------------------------------------------------------------------------------------
Meritage Entrepreneurs Fund II,             92,034            36,814            1,943            1,023             52,254
L.P
---------------------------------------------------------------------------------------------------------------------------
BIG Partners VIII, L.P.                  4,270,606         1,708,242           90,157           47,451          2,424,756
---------------------------------------------------------------------------------------------------------------------------
Raymond D. Rice Revocable                  337,864           135,146            7,133            3,754            191,831
Declaration of Trust Dated 4/11/96
---------------------------------------------------------------------------------------------------------------------------
Thomas H. Jones and Diana                  337,864           135,146            7,133            3,754            191,831
Foster-Jones, Joint Tenants
---------------------------------------------------------------------------------------------------------------------------
Mattbrel LLLP                               67,572            27,029            1,427              751             38,365
---------------------------------------------------------------------------------------------------------------------------
Lauri DeMaso Schwartz and Sheldon           67,572            27,029            1,427              751             38,365
David Schwartz
---------------------------------------------------------------------------------------------------------------------------
Jim Dombrouski                              33,786            13,514              713              375             19,184
---------------------------------------------------------------------------------------------------------------------------
Ron and Rhonda Rubin                        67,572            27,029            1,427              751             38,365
---------------------------------------------------------------------------------------------------------------------------
Michael Gurevich                            67,572            27,029            1,427              751             38,365
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Scott Chandler                           n/a              n/a               n/a              n/a                  380,003
---------------------------------------------------------------------------------------------------------------------------
Evolve, Adapt Survive, Inc.              n/a              n/a               n/a              n/a                  200,000
---------------------------------------------------------------------------------------------------------------------------
